MASTER GUARANTEE AGREEMENT



           This MASTER GUARANTEE AGREEMENT, dated as of May 25, 2001 (this "Guarantee Agreement"), is made by Foster Wheeler LLC, a Delaware limited liability company ("FW LLC"), Foster Wheeler International Holdings Inc., a Delaware corporation ("FW International" and together with FW LLC, the "Guarantors") and Foster Wheeler Ltd., a Bermuda company ("FW Ltd." or the "Supplemental Guarantor") for the benefit of the Beneficiaries and the Officers (each as defined below). Capitalized terms used herein and not otherwise defined shall have the definitions given such terms in the Merger Agreement (defined below).


                              W I T N E S S E T H:


                  WHEREAS, (1) pursuant to an Agreement and Plan of Merger among Foster Wheeler Corporation, a New York corporation, ("FWC"), FW Ltd. and FW LLC, dated May 25, 2001 (the "Merger Agreement"), FWC will merge with and into FW LLC, with FW LLC being the surviving entity, and with each outstanding share of FWC common stock (other than those shares held by FWC or any direct or indirect subsidiary of FWC) automatically converting into one common share of FW Ltd. and all current stockholders of FWC becoming shareholders of FW Ltd., and (2) FWC and /or its successor will take certain actions to reorganize the internal structure of FWC so that FWC and/or its successor may take certain actions, including the creation of new subsidiaries, the transfer and/or sale of certain assets, liabilities and stock to the wholly-owned subsidiaries of FWC and /or its successor, the execution of intercompany notes between the subsidiaries and/or FWC, the amendment of certain employee benefit plans, employment agreements and stock option plans (the "Reorganization");

                     WHEREAS, in connection with the Reorganization, the sponsorship of those certain employee and director benefit plans and incentive compensation plans listed in Annex 1 attached hereto (the "Plans") shall be transferred from FWC to Foster Wheeler US Holdings, Inc., a Delaware corporation ("FW US"), including any assets, obligations and liabilities to each participant or beneficiary of the Plans (collectively the "Beneficiaries") thereunder;

                     WHEREAS, in connection with the Reorganization, FW US shall enter into certain change of control employment agreements, substantially in the form attached as Annex 2 hereto, with each officer (collectively the "Officers") listed in Annex 3 attached hereto (each agreement a "New Change of Control Agreement" and collectively the "New Change of Control Agreements"), as of the Effective Time;

                  WHEREAS, each Guarantor will obtain benefits from the Reorganization and, accordingly, desires to execute this Guarantee Agreement in order to guarantee FW US's obligations under the Plans and/or the New Change of Control Agreements; and

                  WHEREAS, FW Ltd. will obtain benefits from the Reorganization and, accordingly, desires to execute this Guarantee Agreement in order to guarantee the performance of the obligations of the Guarantors hereunder with respect to the New Change of Control Agreements and to undertake certain other obligations under the New Change of Control Agreements.

                     NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                     Section 1.On and after the Effective Time, the Guarantors hereby jointly, severally, irrevocably and unconditionally guarantee FW US's performance of its obligations under the Plans, as if the Guarantors sponsored or maintained the Plans. This guarantee shall be a continuing, absolute and unconditional guarantee and shall remain in full force and effect until all obligations under the Plans have been performed in full by FW US or either of the Guarantors, as the case may be.

                     Section 2.On and after the Effective Time, the Guarantors hereby jointly, severally, irrevocably and unconditionally guarantee FW US's performance of its obligations under the New Change of Control Agreements, as if the Guarantors had entered into the New Change of Control Agreements with each respective Officer. This guarantee shall be a continuing, absolute and unconditional guarantee and shall remain in full force and effect until all obligations under the New Change of Control Agreements have been performed in full by FW US or either of the Guarantors, as the case may be.

                     Section 3.(a) On and after the Effective Time, the Supplemental Guarantor hereby irrevocably and unconditionally guarantees the Guarantors' performance of their obligations under the New Change of Control Agreements. This guarantee shall be a continuing, absolute and unconditional guarantee and shall remain in full force and effect until all obligations under the New Change of Control Agreements have been performed in full by FW US, the Guarantors or the Supplemental Guarantor, as the case may be.

                  (b) In addition to the guarantee in (a), the Supplemental Guarantor hereby agrees to perform and be bound by its obligations under Section 11(d) of each New Change of Control Agreement.

                  Section 4. The obligations of each Guarantor and the Supplemental Guarantor under this Guarantee Agreement are limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor or Supplemental Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee, will result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under any applicable federal or state law.

                  Section 5. Each payment to be made by a Guarantor or the Supplemental Guarantor hereunder in respect of the obligations shall be made without set-off, counterclaim, reduction or diminution of any kind or nature.

                     Section 6.The obligations of each Guarantor hereunder are and shall be absolute and unconditional and any monies or amounts expressed to be owing or payable by each Guarantor hereunder which may not be recoverable from such Guarantor on the basis of a guarantee shall be recoverable from such Guarantor as a primary obligor and principal debtor in respect thereof.

                    Section 7. The obligations of each Guarantor and the Supplemental Guarantor hereunder shall be continuing and shall remain in full force and effect until all the obligations have been paid and satisfied in full.

                  Section 8.THIS GUARANTEE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE BENEFICIARIES, THE OFFICERS AND THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  Section 9.This Guarantee Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  Section 10. The invalidity or unenforceability of any provision of this Guarantee Agreement shall not affect the validity or enforceability of the remaining provisions herein.

           IN WITNESS WHEREOF, FW LLC, FW Ltd. and FW International have caused this Guarantee Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, effective for all purposes as of the date first written.



                               FOSTER WHEELER LLC



                               By: /S/ THOMAS R. O'BRIEN
                                   ---------------------
                               Title: Manager



                               FOSTER WHEELER LTD.



                               By:  /S/ THOMAS R. O'BRIEN
                                    ---------------------
                                    Title: President and CEO



                               FOSTER WHEELER International Holdings, Inc.



                               By:  /S/ THOMAS R. O'BRIEN
                                    ---------------------
                                    Title: Senior Vice President

                                                                         ANNEX 1

                 LIST OF BENEFIT PLANS AND STOCK INCENTIVE PLANS
                 -----------------------------------------------



FW US Salaried Employees Pension Plan
FW US 401(k) Plan
Retirement Plan for Bargaining Unit Employees of Foster Wheeler USA Corporation
     and Foster Wheeler Energy Corporation
FW US Management Incentive Life Insurance Program
FW US Survivor Income Plan
FW US Supplemental Employee Retirement Plan
FW US Deferred Compensation Plan for Directors
1995 Stock Option Plan of FW US
1984 Stock Option Plan of FW US
Directors' Stock Option Plan of FW US
FW US Directors Deferred Compensation and Stock Award Plan
FW US Executive Compensation Plan
FW US Executive Stock Ownership Plan

                                                                         ANNEX 2

                                    FORM OF
                                    -------
                     CHANGE OF CONTROL EMPLOYMENT AGREEMENT
                     --------------------------------------

                                                                         ANNEX 3

                                LIST OF OFFICERS
                                ----------------

     Henry E. Bartoli
     John C. Blythe
     Lisa Fries Gardner
     Robert D. Iseman
     Thomas R. O'Brien
     Gilles A. Renaud
     James E. Schessler